Fresh-Start Accounting (Restated)	12 Months Ended
Dec. 31, 2010
Fresh-Start Accounting (Restated) [Abstract]
FRESH-START ACCOUNTING (RESTATED)

3.	FRESH-START ACCOUNTING (RESTATED)

The Company has restated its previously issued financial statements to reflect a change in the presentation of the cancellation of Predecessor stockholders’ investment (deficit) resulting from the Company’s emergence from bankruptcy and the application of fresh-start accounting. The restatement reduced the gain on reorganization items, net in the accompanying consolidated statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009 by approximately $416.8 million and reduced net (loss) earnings by the same amount for such period. The amounts in these consolidated financial statements reflect this restatement. As all Predecessor stockholders’ investment (deficit) was eliminated as a result of applying fresh-start accounting, neither the closing balance sheet of the Predecessor nor the opening balance sheet of the Successor were impacted by the restatement. Further, the restatement did not impact the Predecessor’s previously reported net cash provided by operating activities, or net cash used in investing or financing activities.

The following table shows the impact of the restatement on the statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009:

	As
	Previously
	Reported	Adjustment	As Restated
	(Amounts in millions)

Gain on reorganization items, net	$1,035.9	$(416.8)	$619.1
Earnings before provision for income taxes	697.1	(416.8)	280.3
Net earnings	612.1	(416.8)	195.3

The consolidated statement of stockholders’ investment (deficit) for the Predecessor period from January 1, 2009 to December 19, 2009 has been revised to reflect the presentation of the cancellation of Predecessor equity as a credit to (accumulated deficit) retained earnings, impacting the amounts reported as net earnings and elimination of Predecessor stockholders’ investment (deficit) in this statement. Additionally, comprehensive income decreased by approximately $416.8 million to approximately $208.1 million from the previously reported amount of approximately $624.9 million as a result of the reduction in net earnings.

The restatement did not impact the Successor’s consolidated financial statements.

Reorganization Value

The Bankruptcy Court confirmed the Prepackaged Plans that included a range of enterprise values from $1.0 billion to $1.3 billion (the “Enterprise Value Range”) and a range of reorganized equity values from $172.0 million to $472.0 million (the “Equity Value Range”), as set forth in the disclosure statement relating to the Prepackaged Plans (the “Disclosure Statement”). The Enterprise Value Range was determined using a combination of three valuation methodologies, which included (i) comparable public company analysis, (ii) precedent transaction analysis and (iii) discounted cash flow analysis, to arrive at the overall Enterprise Value Range included in the Disclosure Statement. The Equity Value Range was determined by deducting the projected fair value of the Successor’s debt as of the Effective Date from the Enterprise Value Range to arrive at the overall Equity Value Range included in the Disclosure Statement.

The comparable public company analysis examined the value of comparable companies as a multiple of their key operating statistics and then applied a range of multiples to the projected 2009 and 2010 EBITDA of the Company, which were determined to be the most relevant operating statistics for analyzing the comparable companies. The range of multiples applied to 2009 EBITDA was 7.0x to 9.0x and for 2010 EBITDA was 6.0x to 8.0x. A key factor to the public company analysis was the selection of companies with relatively similar business and operational characteristics to the Company. The criteria for selecting comparable companies included, among other relevant characteristics, lines of business, key business drivers, growth prospects, maturity of businesses, market presence and brands, size and scale of operations.

The precedent transaction analysis estimated enterprise value by examining public merger and acquisition transactions that involve companies similar to Nortek. An analysis of the disclosed purchase price as a multiple of various operating statistics determined industry acquisition multiples for companies in similar lines of business to the Company. The transaction multiples were calculated based on the purchase price, including any debt assumed, paid to acquire companies that were comparable to the Company. The precedent transaction analysis used multiples based on the latest twelve months (“LTM”) EBITDA for analyzing the group of precedent transactions. The derived multiples were then applied to the Company’s LTM EBITDA to perform the precedent transaction analysis. The transaction multiples used ranged from 6.6x to 8.3x.

The discounted cash flow analysis discounted the expected future cash flows by a discount rate that was determined by estimating the average cost of debt and equity for the Company based upon the analysis of similar publicly traded companies. The discount rates used ranged from 13.0% to 15.0%. The discounted cash flow analysis included two components to the valuation. The first component was the calculation of the present value of the projected un-levered after-tax free cash flows for the years ending December 31, 2009 through December 31, 2014 and the second component was the present value of the terminal value of the cash flows, which was estimated by (i) assuming a perpetuity growth rate, which ranged from 2.0% to 4.0%, for the cash flows beyond the projection period or (ii) applying a terminal EBITDA multiple, which ranged from 6.0x to 8.0x, to the final period cash flows.

The Enterprise Value Range and Equity Value Range submitted to the Bankruptcy Court in the Disclosure Statement on October 21, 2009 were based on a variety of estimates and assumptions, including the projections of both EBITDA and free cash flow for future periods, EBITDA multiples, discount rates and terminal growth rates, among others. The Company considered the estimates and assumptions used to be reasonable although they are inherently subject to uncertainty and a wide variety of significant business, economic and competitive risks beyond the Company’s control. In addition, had the Company used different estimates and assumptions, such different estimates and assumptions may have resulted in a material change to the Enterprise Value Range and the Equity Value Range. Accordingly, there can be no assurance that the estimates, assumptions and financial projections used to determine the Enterprise Value Range and the Equity Value Range will be realized and the actual results could be materially different.

The Company determined the reorganization value in accordance with fresh-start accounting under ASC 852 as follows:

(Amounts in millions)

Enterprise Value attributed to Nortek	$1,000.0
Plus: Estimated excess cash at Effective Date (excluding approximately $45.0 million used to repay the Predecessor ABL Facility at emergence)	61.2
Liabilities (excluding debt)	582.2

Reorganization value at Effective Date	1,643.4
Less: the 11% Notes	(753.3)
the ABL Facility	(90.0)
Subsidiary debt	(45.9)
Liabilities (excluding debt)	(582.2)

Equity Value of the New Common Stock	$172.0

Based on the general economic and market conditions in place as of the Effective Date and the above analysis, the Company determined that the low end of the Enterprise Value Range and Equity Value Range were the appropriate values to use in the determination of reorganization value. The Company used $45.0 million of available cash and $90.0 million borrowed under the ABL Facility to repay the Predecessor ABL Facility on the Effective Date. The Company estimated that an additional $61.2 million of excess cash would have been available for further debt reduction and therefore should be included in the determination of the reorganization value.

Adoption of Fresh-Start Accounting

Fresh-start accounting requires adjusting the historical net book value of assets and liabilities to fair value in accordance with ASC 805, “Business Combinations” (“ASC 805”). The Company’s estimates of fair value are inherently subject to significant uncertainties and contingencies beyond the Company’s reasonable control. Accordingly, there can be no assurance that the estimates, assumptions, valuations, appraisals and financial projections will be realized, and actual results could vary materially. If additional information becomes available related to the estimates used in determining the fair values, including those used in determining the fair values of long-lived assets, liabilities and income taxes, such information could impact the allocations of fair value included in the Successor’s balance sheet as of December 20, 2009.

The excess of reorganization value over the fair value of tangible and identifiable intangible assets was recorded as goodwill. Liabilities existing as of the Effective Date, other than deferred taxes, were recorded at their estimated fair value. Deferred taxes were determined in conformity with applicable income tax accounting standards. Predecessor accumulated depreciation, accumulated amortization, retained deficit, common stock and accumulated other comprehensive loss were eliminated.

Adjustments recorded to the Predecessor balance sheet as of December 19, 2009 resulting from the consummation of the Prepackaged Plans, and the adoption of fresh-start accounting, are summarized below:

	Predecessor	Reorganization		Fresh Start	Successor
	Dec. 19, 2009	Adjustments(a)		Adjustments(h)	Dec. 20, 2009
	(Amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$137.8	$(51.1)	(b)	$—	$86.7
Restricted cash	1.9	—		—	1.9
Accounts receivable, less allowances	262.3	—		—	262.3
Inventories	251.4	—		30.2	281.6
Prepaid expenses	18.6	—		—	18.6
Other current assets	16.1	—		—	16.1
Prepaid income taxes	10.4	—		15.2	25.6

Total current assets	698.5	(51.1)		45.4	692.8

Total property and equipment, net	191.8	—		53.4	245.2

Goodwill	528.8	—		(374.0)	154.8	(i	)
Intangible assets, less accumulated amortization	112.7	—		425.3	538.0
Deferred debt expense	8.7	(4.6)	(b),(c)	—	4.1
Restricted investments and marketable securities	2.4	—		—	2.4
Other assets	6.1	—		—	6.1

	658.7	(4.6)		51.3	705.4

Total Assets	$1,549.0	$(55.7)		$150.1	$1,643.4

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT)
Current Liabilities:
Notes payable and other short-term obligations	$152.3	$(135.0)	(b)	$—	$17.3
Current maturities of long-term debt	7.4	25.0	(b)	—	32.4
Long-term debt	4.1	—		—	4.1
Accounts payable	137.5	—		—	137.5
Accrued expenses and taxes, net	180.2	(2.0)	(b)	—	178.2

	481.5	(112.0)		—	369.5

Other Liabilities:
Deferred income taxes	27.9	—		86.2	114.1
Other long-term liabilities	145.8	—		6.6	152.4

	173.7	—		92.8	266.5

Notes, Mortgage Notes and Obligations
Payable, Less Current Maturities	19.6	818.3	(b),(d)	(2.5)	835.4

Liabilities subject to compromise	1,465.2	(1,465.2)	(d)	—	—

Stockholders’ Investment (Deficit)
Successor common stock	—	0.1	(d),(e)	—	0.1
Successor additional paid-in capital	—	171.9	(d),(e)	—	171.9
Predecessor common stock	—	—		—	—
Predecessor additional paid-in capital	416.8	(416.8)	(f)	—	—
Accumulated deficit	(996.2)	948.0	(g)	48.2	—
Accumulated other comprehensive income (loss)	(11.6)	—		11.6	—

Total stockholders’ investment (deficit)	(591.0)	703.2		59.8	172.0

Total Liabilities and Stockholders’ Investment (Deficit)	$1,549.0	$(55.7)		$150.1	$1,643.4

(a)	Represents amounts recorded as of the Effective Date for the consummation of the Prepackaged Plans, including the settlement of liabilities subject to compromise, the satisfaction of the Predecessor ABL Facility, the incurrence of new indebtedness, the issuance of the New Common Stock, and the cancellation of the Predecessor common stock.

(b)	This adjustment reflects the net cash payments recorded as of the Effective Date as follows:

(Amounts in millions)

Borrowings under the ABL Facility	$90.0
Less: Debt issuance costs	(4.1)

Net proceeds from the ABL Facility	85.9
Repayment of Predecessor ABL Facility, including principal and accrued interest	(137.0)

$(51.1)

Subsequent to December 19, 2009, the Company voluntarily repaid $25.0 million of outstanding borrowings under the ABL Facility and accordingly, has classified such amount as current in the December 19, 2009 Successor balance sheet.

(c)	Adjustments to deferred debt expense consist of the following:

(Amounts in millions)

Elimination of deferred debt expense related to the Predecessor ABL Facility	$(8.7)
Deferred debt expense related to the ABL Facility (see (b) above)	4.1

$(4.6)

(d)	This adjustment reflects the settlement of liabilities subject to compromise (see “Liabilities Subject to Compromise” below).

(Amounts in millions)

Settlement of liabilities subject to compromise(1)	$(1,465.2)
Issuance of the 11% Notes	753.3
Issuance of the New Common Stock(2)	172.0

Gain on settlement of liabilities subject to compromise	$(539.9)

1)	See “Liabilities Subject to Compromise” below for further details.

2)	See (g) below for a reconciliation of the reorganization value to the value of the New Common Stock (including additional paid in capital).

e)	A reconciliation of the reorganization value to the value of the New Common Stock (including additional paid in capital) as of the Effective Date, which is based on the low end of the Enterprise Value Range and Equity Value Range included in the Disclosure Statement, is as follows:

(Amounts in millions)

Enterprise Value attributed to Nortek	$1,000.0
Plus: Estimated excess cash at Effective Date (excluding approximately $45.0 million used to repay the Predecessor ABL Facility at emergence)	61.2
Liabilities (excluding debt)	582.2

Reorganization value at Effective Date	1,643.4
Less: the 11% Notes	(753.3)
the ABL Facility	(90.0)
Subsidiary debt	(45.9)
Liabilities (excluding debt)	(582.2)

Equity value of the New Common Stock	$172.0

f)	This adjustment reflects the cancellation of the Predecessor’s common stock.

g)	This adjustment reflects the cumulative impact of the reorganization adjustments discussed above:

(Amounts in millions)

Gain on settlement of liabilities subject to compromise	$539.9
Cancellation of Predecessor common stock (see (f) above)	416.8
Elimination of unamortized deferred debt expense (see (c) above)	(8.7)

$948.0

h)	Represents the adjustment of assets and liabilities to fair value, or other measurement as specified by ASC 805, in conjunction with the adoption of fresh-start accounting. Significant adjustments are summarized below:

(Amounts in millions)

Elimination of Predecessor goodwill	$(528.8)
Successor goodwill (see (i) below)	154.8
Elimination of Predecessor intangible assets	(112.7)
Successor intangible assets(1)	538.0
Inventory adjustment(2)	30.2
Property and equipment, net adjustment(3)	53.4
Other fair value adjustments, net(4)	0.4
Elimination of Predecessor accumulated other comprehensive loss (excluding deferred tax portion)	(4.3)

Pre-tax gain on fresh-start accounting adjustments	131.0
Tax provision related to fresh-start accounting adjustments(5)	(82.8)

Net gain on fresh-start accounting adjustments	$48.2

1)	Intangible assets — This adjustment reflects the fair value of intangible assets determined as of the Effective Date. Fair value amounts were estimated based, in part, on third party valuations. For further information on the valuation of intangible assets, see Note 4, “Summary of Significant Accounting Policies”.

2)	Inventory — This amount adjusts inventory to fair value as of the Effective Date. Raw materials were valued at current replacement cost, work-in-process was valued at estimated finished goods selling price less estimated disposal costs, completion costs and a reasonable profit allowance for completion and selling effort. Finished goods were valued at estimated selling price less estimated disposal costs and a reasonable profit allowance for selling effort. In addition, all LIFO inventory reserves were eliminated.

3)	Property, plant and equipment — This amount adjusts property and equipment, net to fair value as of the Effective Date, giving consideration to the highest and best use of the assets. Fair value amounts were estimated based, in part, on third party valuations. Key assumptions used in the appraisals were based on a combination of income, market and cost approaches, as appropriate.

4)	Net adjustment to record operating leases and debt at fair value.

5)	Calculated as follows:

(Amounts in millions)

Increase in prepaid income taxes	$(15.2)
Increase in deferred income taxes	86.2
Increase in long-term tax liability	4.5
Deferred tax portion of accumulated other comprehensive loss	7.3

Tax provision related to fresh-start accounting	$82.8

The increases in the prepaid income taxes and deferred income taxes represent the deferred income tax consequences of the fresh-start accounting adjustments, including the impact of the basis difference between tax deductible and book goodwill, and the elimination of certain deferred tax valuation allowances that are no longer required due to the overall increase in net deferred tax liabilities as a result of the fresh-start adjustments. The increase in the long-term tax liability reflects the impact of fresh-start accounting on required tax reserves. The deferred tax portion of the accumulated other comprehensive loss reflects the elimination of deferred taxes on pension adjustments included in accumulated other comprehensive loss in connection with fresh-start accounting.

i)	A reconciliation of the reorganization value of the Successor assets and goodwill is shown below:

(Amounts in millions)

Reorganization value	$1,643.4
Less: Successor assets (excluding goodwill and after giving effect to fresh-start accounting adjustments)	(1,488.6)

Reorganization value of Successor assets in excess of fair value — Successor goodwill	$154.8

Liabilities Subject to Compromise

Certain pre-petition liabilities were subject to compromise or other treatment under the Prepackaged Plans and were reported at amounts allowed or expected to be allowed by the Bankruptcy Court. These claims were resolved and satisfied as of the Effective Date. A summary of liabilities subject to compromise reflected in the Predecessor consolidated balance sheet as of December 19, 2009, is shown below:

(Amounts in millions)

Predecessor — December 19, 2009
Debt subject to compromise:
Predecessor 10% Notes	$750.0
8 1/2% Notes	625.0
9 7/8% Notes	10.0
Accrued interest	37.2
Intercompany account with affiliates, net	43.0

Liabilities subject to compromise	$1,465.2

Gain on Reorganization Items, net

In conjunction with the Company’s emergence from bankruptcy in 2009, the Company recorded a pre-tax gain on reorganization items, net of approximately $619.1 million related to its reorganization proceedings and the impact of adopting fresh-start accounting. A summary of this net pre-tax gain for the 2009 Predecessor Period is as follows:

(Amounts in millions)

Pre-tax reorganization items:
Gain on settlement of liabilities subject to compromise	$539.9
Elimination of Predecessor deferred debt expense and debt discount	(33.9)
Elimination of deferred debt expense related to the Predecessor ABL Facility	(8.7)

497.3
Post-petition professional fees and other reorganization costs	(9.2)

488.1
Non-cash pre-tax fresh-start accounting adjustments	131.0

Pre-tax gain on Reorganization Items, net	$619.1

Contractual Interest Expense

The Company recorded post-petition interest on pre-petition obligations only to the extent it believed the interest would be paid during the bankruptcy proceedings or that it was probable that the interest would be an allowed claim. Had the Company recorded interest expense based on all of the pre-petition contractual obligations, interest expense would have increased by approximately $10.3 million for the 2009 Predecessor Period.